UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2008
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10210 Genetic Center Drive
San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 9, 2008, Gen-Probe Incorporated (“Gen-Probe”) issued a press release announcing that it does not intend to increase the value of its conditional tender offer to acquire 100% of the outstanding shares, warrants and convertible bonds of Innogenetics NV. A copy of the press release is attached as Exhibit 99.1 to this Current Report. In connection therewith, Gen-Probe notified the CBFA, Belgium’s Banking, Finance and Insurance Commission, that Gen-Probe has withdrawn its tender offer to acquire Innogenetics NV.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit Number	Description

99.1	Press Release dated July 9, 2008
Forward-Looking Statements
     Any statements in this Current Report relating to the tender offer and our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as believe, will, expect, anticipate, estimate, intend, plan and would. For example, statements concerning whether Gen-Probe will increase its bid for Innogenetics are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied. Some of these risks, uncertainties and assumptions include but are not limited to: (i) the risks that unforeseen circumstances or new developments will cause Gen-Probe to increase its tender offer price for Innogenetics and (ii) the risk that Solvay will not complete its acquisition of Innogenetics and that Gen-Probe will therefore make another bid for the company. The foregoing list sets forth some, but not all, of the factors that could affect our ability to achieve results described in any forward-looking statements. For additional information about risks and uncertainties we face and a discussion of our financial statements and footnotes, see documents we file with the SEC, including our most recent annual report on Form 10-K and all subsequent periodic reports. We assume no obligation and expressly disclaim any duty to update forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of subsequent events.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2008	GEN-PROBE INCORPORATED

	By:	/s/ R. William Bowen

R. William Bowen Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 9, 2008